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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Mark S. Hansen and Neal
J. Rider, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 29, 2001, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated this 27th day of February 2001.

       SIGNATURE                                          TITLE
/s/ MARK S. HANSEN                          Chairman and Chief Executive
Mark S. Hansen                              Officer (principal executive
                                            officer)

/s/ NEAL J. RIDER                           Executive Vice President and
Neal J. Rider                               Chief Financial Officer
                                            (principal financial officer)

/s/ MARK D. SHAPIRO                         Senior Vice President
Mark D. Shapiro                             Finance and Operations Control
                                            (principal accounting officer)

/s/ HERBERT M. BAUM                         Director
Herbert M. Baum

/s/ KENNETH M. DUBERSTEIN                   Director
Kenneth M. Duberstein

/s/ ARCHIE R. DYKES                         Director
Archie R. Dykes

/s/ CAROL B. HALLETT                        Director
Carol B. Hallett

/s/ ROBERT HAMADA                           Director
Robert Hamada

/s/ EDWARD C. JOULLIAN III                  Director
Edward C. Joullian III

                                            Director
Guy A. Osborn

/s/ ALICE M. PETERSON                       Director
Alice M. Peterson